UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2021
SMART SAND, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37936	45-2809926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1725 Hughes Landing Blvd, Suite 800
The Woodlands, Texas 77380
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 231-2660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.
On August 2, 2021, Smart Sand, Inc. (the “Company”) entered into a multi-year Master Product Purchase Agreement (the “New PPA”), effective August 1, 2021, with EQT Production Company, a subsidiary of EQT Corporation (“EQT”). Effective on August 1, 2021, in connection with the entry into the New PPA, the Master Product Purchase Agreement (“Original PPA”) and Railcar Usage Agreement (“RUA”) between the Company and Rice Drilling B, LLC, a subsidiary of EQT, copies of which were originally filed with the Securities and Exchange Commission (“SEC”) in a Current Report on Form 8-K on December 15, 2016, have been terminated. Similar to the Old PPA, the New PPA is structured as a take-or-pay agreement and includes a monthly non-refundable capacity reservation charge.

The above summary does not purport to be a complete description of the New PPA and is qualified in its entirety by the contents of the New PPA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.
The descriptions of the Original PPA and RUA contained in Item 1.01 are incorporated into this Item 1.02 by reference.

Item 2.02 Results of Operations and Financial Condition.
On August 4, 2021, Smart Sand, Inc. issued a press release providing information regarding earnings for the second quarter ended June 30, 2021. A copy of the press release is attached hereto as Exhibit 99.1.
The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits. The following exhibit is furnished herewith:

Exhibit Number	Description
10.1	Master Product Purchase Agreement, dated effective August 1, 2021, by and between Smart Sand, Inc. and EQT Production Company
99.1	Smart Sand, Inc. press release dated August 3, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated:	August 4, 2021	By:	/s/ Lee E. Beckelman
Lee E. Beckelman
Chief Financial Officer